UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 24, 2016
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
5400 Carillon Point Kirkland, WA 98033 (Address of Principal Executive Offices and zip code)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On August 24, 2016, GrowLife, Inc., a Delaware corporation (the “Company”), closed transactions described below with Chicago Venture Partners, L.P. (“Chicago Venture”) and TCA Global Credit Master Fund, LP (“TCA”).

Debt Purchase Agreement and First Amendment to Debt Purchase Agreement and Note Assignment Agreement

On August 24, 2016, the Company closed a Debt Purchase Agreement and a First Amendment to Debt Purchase Agreement and related agreements with Chicago Venture and TCA.

On August 24, 2016, TCA closed an Assignment of Note Agreement and related agreements with Chicago Venture. The referenced agreements relate to the assignment of Company debt, in the form of debentures, by TCA to Chicago Venture. The Company was a party to the agreements between TCA and Chicago Venture because the Company is the “borrower” under the TCA held debentures.

Exchange Agreement, Convertible Promissory Note and related Agreements with Chicago Venture

On August 17, 2016, the Company closed an Exchange Agreement and a Convertible Promissory Note and related agreements with Chicago Venture whereby the Company agreed to the assignment of debentures representing debt between the Company, on the one hand, and with TCA, on the other hand. Specifically, the Company agreed that TCA could assign a portion of the Company’s debt held by TCA to Chicago Venture.

According to the Exchange Agreement, the debt is to be assigned in tranches, with the first tranche of debt assigned from TCA to Chicago Venture being $128,000 which is represented by an Initial Exchange Note as defined in the Exchange Agreement.

Further and in conjunction with the Exchange Agreement, TCA terminated its Debt Purchase Agreement and related agreements with Old Main Capital, LLC. The specific termination date is September 25, 2016, and Old Main has a right to purchase an additional $300,000 in debt from TCA. The Company fully disclosed the TCA/Old Main debt assignment in its Form 8-K filed with the Securities and Exchange Commission on June 16, 2016, which is incorporated herein by this reference.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference into this Item 1.01.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02               Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the Chicago Venture and Old Main transactions were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Exchange Agreement dated August 17, 2016, entered into by and between GrowLife, Inc. and Chicago Venture Partners, L.P.

10.2	Debt Purchase Agreement dated August 15, 2016, entered into by and between GrowLife, Inc., TCA Global Credit Master Fund, LP and Chicago Venture Partners, L.P.

10.3	First Amendment to Debt Purchase Agreement dated August 15, 2016, entered into by and between GrowLife, Inc., TCA Global Credit Master Fund, LP and Old Main Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: August 30, 2016	By:	/s/ Marco Hegyi
Marco Hegyi
CEO